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                                INTELLICALL, INC.
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                (Name of Registrant as Specified In Its Charter)

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       On October 5, 2000 Intellicall, Inc. ("Intellicall") issued the following press release:

                WIRELESS WEBCONNECT! CHOSEN AS EXCLUSIVE PROVIDER
                              FOR RICOCHET 28.8 kbps

                 WIRELESS WEBCONNECT! COMPLETES CRITICAL STEP TO
           TURNKEY PROVIDER STATUS AND ACHIEVES MILESTONE SALES VOLUME

TAMPA, October 5, 2000 -Wireless WEBCONNECT! today announced that is has been selected by Metricom (Nasdaq: MCOM) as the exclusive provider of the original Ricochet 28.8 kbps wireless Internet service. Wireless WEBCONNECT! will leverage its long-standing experience with the service to provide sole-source support to the 28.8 kpbs customer base. Metricom will transition the subscriber base to Wireless WEBCONNECT! beginning early next year. This action is predicated by Metricom's decision to move to a wholesale model, making Ricochet service available through authorized service providers like Wireless WEBCONNECT!

It was only logical for Metricom to entrust support of the 28.8 kpbs subscriber base to Wireless WEBCONNECT!," said G. T. Finn, president, Wireless WEBCONNECT! "We have been a substantial contributor to the building of that base and have the experience and know-how to not only continue Metricom's commitment to the customers but to enhance the distinguishing features of Ricochet's 'always-on' service and 'always-on' support."

Wireless WEBCONNECT! also revealed that the company has secured 2000 Ricochet WEBCONNECT! customers since July 21, and sales since the opening of nine new sales locations, in concert with the Ricochet WEBCONNECT! rollout, continue to escalate at phenomenal rates.

"We are very excited to achieve such an important milestone, especially as the 128 kbps Ricochet WEBCONNECT! service went live in seven additional cities in the same week," continued Finn. "Our mix of sales channels enables customers to contact us in the manner in which they feel most comfortable, whether that is over the internet, via a call center or by walking into a store for personal assistance."

In addition to supporting the existing base of subscribers, Wireless WEBCONNECT! is also a key distributor of the new Ricochet WEBCONNECT! 128 kbps service launched in late September. Wireless WEBCONNECT! opened offices in nine cities to support Metricom's rollout of the 128 kbps service. Wireless WEBCONNECT! is the only reseller to establish local retail outlets to provide full-service customer, network and administrative support and care for its wireless subscribers.

The Ricochet WEBCONNECT! service uses a singular lightweight wireless modem that connects to a USB or serial port and works with desktops, laptops and handheld devices. Ricochet WEBCONNECT! provides highest-speed wireless mobile access to corporate networks and the entire Internet, eliminating the frustrations of wires, dropped connections, roaming fees and capacity limitations. At actual end-user speeds of 128 kbps, Ricochet WEBCONNECT! gives mobile professionals secure, always on access to complete information where and when they need it.

On August 30, Wireless WEBCONNECT! and Intellicall, Inc. (AMEX: ICL) announced the signing of a definitive agreement for Intellicall to acquire Wireless WEBCONNECT!, Inc. The merger will allow Intellicall to enter into the rapidly growing high-speed wireless mobile data access market

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and will provide Intellicall with expanded technological capabilities in the public access market. The merger has not yet been closed and is subject to various conditions precedent.

"Metricom has recognized Wireless WEBCONNECT!'s contribution to its success and rewarded them for their efforts," said Intellicall president and CEO John
J. McDonald, Jr. "Offering loyal customers the option to stay with the 28.8 service and be supported by a company with whom a majority of the customers are familiar gives Wireless WEBCONNECT! a distinct advantage in the management of the accounts as well as in upgrading the accounts to Ricochet WEBCONNECT! 128 kbps service when it is available to the current base."

Wireless WEBCONNECT! is a leading national provider of cutting-edge wireless solutions for mobile professionals. Wireless WEBCONNECT!, operating as a supplier of wireless solutions for the past five years under the name Business Tel, was a major retail distributor of Metricom's Ricochet 28.8 kbps wireless mobile access service. Wireless WEBCONNECT!'s distribution capabilities include establishing and managing inbound and outbound call centers, retail stores, airport booths, government sales programs and sales teams targeting Fortune 1000 companies and small-to-medium sized businesses. Wireless WEBCONNECT! has signed up more "road warriors" for their high speed wireless data services than any other company.

Intellicall is a leading manufacturer of advanced public access telecommunications systems including intelligent payphones. Founded in 1984 with the advent of deregulation, Intellicall has actively been seeking opportunities to strategically realign its business.

Metricom and Ricochet are registered trademarks of Metricom, Inc. All other trademarks are the property of their respective owners.

This press release contains forward-looking statements we believe are within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to Intellicall's financial condition, results of operations and business, and on the expected impact of the merger on Intellicall's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

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THIS MATERIAL IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT INTELLICALL WILL
FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS ARE URGED TO READ THAT DOCUMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY INTELLICALL WILL BE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE (WWW.SEC.GOV) AND FROM INTELLICALL.

INTELLICALL, ITS DIRECTORS, AND CERTAIN OF ITS EXECUTIVE OFFICERS MAY BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED ACQUISITION. INFORMATION CONCERNING INTELLICALL'S DIRECTORS AND EXECUTIVE OFFICERS CAN BE FOUND IN THE DOCUMENTS FILED BY INTELLICALL WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION WILL BE CONTAINED IN THE PROXY STATEMENT.

ABOUT INTELLICALL, INC.
2155 Chenault, Suite 410
Carrollton, Texas 75006
(972) 416-0022

Intellicall designs and manufactures public access telecommunications systems, including payphones and network control systems.

ABOUT WIRELESS WEBCONNECT!, INC.
620 Lakeview Drive
Clearwater, Florida 33756
(727) 445-1500

Wireless WebConnect!, Inc. is a reseller of high-speed, wireless Internet service for mobile professionals and secure wireless access to corporate computer networks through Virtual Private Networking.